UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

FLEX FUELS ENERGY, INC.
(Formerly Malibu Minerals, Inc)
(Exact name of registrant as specified in its charter)

Nevada	333-136349	20 -5242826
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

502 East John Street
Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code) (604) 685-7552

Mailing Address:
30 St. Mary Axe, London EC3A 8EP, United Kingdom
Issuer’s telephone Number: +44 (0) 8445 862 780

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2007, Mr Gordon Ewart resigned as Chief Executive Officer and director of Flex Fuels Energy, Inc. (formerly Malibu Minerals, Inc) (the “Company”). The resignation of Mr. Ewart did not involve any disagreement with the Company.

On October 17, 2007 the Company appointed Mr Brian Barrows as Chief Executive Officer and director. The Company is finalizing Mr Barrow’s contract Currently Mr Barrows is being paid $12,500 per month for his services.

From July 1, 2007 to date, Mr. Barrows, 63, has served as Executive Chairman of Flex Fuels Energy Ltd (“FFE Ltd”), the Company’s wholly owned subsidiary. From July 1997 to June 2007 Mr. Barrows served as Head of Energy Operations for the devolved administration in Wales, initially within the Welsh Development Agency and ultimately for the Welsh Assembly Government. This was a strategic role across the entire energy spectrum, including upstream and downstream oil & gas, coal extraction, large scale power generation, renewable energy and both electricity and gas transport infrastructure. In this role Mr. Barrows prepared Ministerial briefs and correspondence, attended Ministerial inter-governmental and industry visits in the UK and overseas.  Mr. Barrows participated in Policy development and had a facilitation role in over $15 Billion of energy projects and related strategic supply chains. This included two major LNG terminals and associated gas infrastructure reinforcement, several CCGT and coal fired power plants, both the UK’s first major onshore and offshore wind farms, a 350 MWe CFB biomass generation plant and the incubation of advanced new renewable technologies for marine generation, coal mining and pyrolysis gasification. From 1973 to 1997 Mr Barrows worked in the international Offshore Oil & Gas industry progressing through junior to senior project management positions in a range of both capital and operational engineering projects including deployment of a variety of high value marine and sub sea assets on a global basis.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Fuels Energy, Inc.

Dated: October 18, 2007	By:	/s/ s. Paul Gothard
Name: Paul Gothard
Title: Chief Financial Officer